UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2009

MISCOR GROUP, LTD.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

(574) 234-8131
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

(a) Previous independent registered public accounting firm

On December 4, 2009, as more fully described below, MISCOR Group, Ltd. (the “Company”) executed an engagement letter with BDO Seidman, LLP (“BDO”), whereby BDO agreed to be the Company’s appointed independent registered public accounting firm to audit its consolidated financial statements for the year ended December 31, 2009.  As a result of the execution of the engagement letter with BDO, the Company dismissed its then current independent registered public accounting firm, Asher & Company, Ltd. (“Asher”).

Asher’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s fiscal years ended December 31, 2008 and 2007 and through December 4, 2009, there were no disagreements with Asher on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Asher, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such years. In connection with the audits of the Company’s fiscal years ended December 31, 2008 and 2007 and through December 4, 2009, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Asher with a copy of the above statements and requested Asher to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated

December 10, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(b) Proposed appointment of new independent registered public accounting firm

At the direction of the Board of Directors, in early 2009 management of the Company interviewed several independent registered public accounting firms for the purpose of making a recommendation to the Board of Directors regarding the independent registered public accounting firm to engage for the audit of the Company’s financial statements for the year ending December 31, 2009.  The Company’s management identified BDO, as a finalist for the engagement.  On December 1, 2009, the Company’s Board of Directors authorized management to engage BDO as its independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2009.  On December 4, 2009, the Company and BDO executed an engagement letter.

During the Company’s two most recent fiscal years ended December 31, 2008 and 2007 and the interim period from January 1, 2009 to the December 4, 2009 engagement of BDO, neither the Company nor any one acting on its behalf consulted with BDO regarding any of the matters or events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

16.1	Letter from Asher & Company, Ltd. dated December 10, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 10, 2009	MISCOR Group, Ltd.

	By:	/s/ John A. Martell
	Name:	John A. Martell
	Title:	President and Chief Executive Officer